Exhibit 99.3

STATE OF MICHIGAN

IN THE CIRCUIT COURT FOR THE COUNTY OF JACKSON

ANDREW KLOTZ, Derivatively on Behalf
of Nominal Defendant CMS ENERGY
CORPORATION,
Plaintiff,
v.
WILLIAM U. PARFET, JOHN M.
DEUTCH, JAMES J. DUDERSTADT,
PERCY A. PIERRE, JOHN B.
YASINSKY, KATHLEEN R. FLAHERTY,
EARL D. HOLTON, KEN L. WAY, KENNETH WHIPPLE,
WILLIAM T. MCCORMICK, JR. and ALAN M. WRIGHT,
Defendants,
And
CMS ENERGY CORPORATION,
Nominal Defendant.
Case No. 03-06483-CK Hon. Edward J. Grant

/

ORDER APPROVING NOTICE AND SCHEDULING HEARING

WHEREAS, the parties have proposed to settle the above-captioned shareholder derivative action (the “Action”) on the terms set forth in the Stipulation of Settlement dated July 7, 2005 (the “Stipulation”);

WHEREAS, the parties to the Stipulation having consented to the entry of this Order; and

WHEREAS, the Court has reviewed the record in the Action and the Stipulation and exhibits attached thereto, has considered the presentations of counsel, and has found good cause for entering the following Order.

NOW, THEREFORE, this 8th day of July, 2005, IT IS HEREBY ORDERED AS FOLLOWS:

1. A final settlement hearing (the “Settlement Hearing”) shall be held on August 26, 2005, at 3:00 p.m., in the Courtroom of the Honorable Edward J. Grant, in the Circuit Court of Jackson County, 312 S. Jackson Street, Jackson, Michigan 49201, for the following purposes: (a) to determine whether the proposed settlement as set forth in the Stipulation should be approved as fair, reasonable and adequate, and in the best interests of CMS Energy Corporation (“CMS”) and its shareholders; (b) to determine whether a Final Order and Judgment should be entered substantially in the form attached as Exhibit D to the Stipulation (the “Judgment”) dismissing the Action with prejudice pursuant to judgment; and (c) to rule upon an anticipated application for an award of attorneys’ fees and reimbursement of expenses by Schiffrin & Barroway, LLP and The Weiser Law Firm, P.C. (collectively, “Plaintiff’s Settlement Counsel”).

2. The Court reserves: (a) the right to approve the proposed settlement, with such modifications as may be agreed to by counsel for the parties to the proposed settlement consistent with such settlement, without further notice to any record and/or beneficial owner(s) of CMS common stock as of July 7, 2005, the date of the filing of the Stipulation (“Current CMS Shareholders”); and (b) the right to continue or adjourn the Settlement Hearing from time to time, by oral announcement at the hearing or at any adjournment thereof, without further notice to Current CMS Shareholders.

3. Notice of the proposed settlement and the Settlement Hearing shall be provided and paid for by CMS in the following manner:

(a) Within four business days of the entry of this Order, CMS will issue a news release through PR Newswire reciting the principal material terms of the proposed settlement, and giving the date, time and location of the Settlement Hearing;

(b) Within four business days of the entry of this Order, CMS will file with the United States Securities and Exchange Commission a Form 8-K disclosing the proposed settlement and the date, time and location of the Settlement Hearing, advising Current CMS Shareholders of their ability to file written objections and/or attend the final approval hearing, and attaching as exhibits copies of the news release, the Stipulation and all exhibits thereto, including the long-form notice attached as Exhibit B to the Stipulation, and this Order;

(c) Within ten calendar days of the entry of this Order, CMS will publish in the Wall Street Journal and the Detroit Free Press a copy of the short-form notice attached to the Stipulation as Exhibit C.

4. This Court finds that both the form of the notice and the procedure that will be used to give notice, as provided for in the preceding paragraph, fully satisfy the requirements of Section 496 of the Michigan Business Corporation Act, MCL 450.1496, the Constitution of the United States and any other applicable law.

5. Plaintiff’s Settlement Counsel are authorized to act on behalf of Current CMS Shareholders with respect to all acts required by the Stipulation or such other acts as are reasonably necessary to consummate the proposed settlement as set forth in the Stipulation.

6. Any Current CMS Shareholder who objects to the proposed settlement and/or to the request by Plaintiff’s Settlement Counsel for attorneys’ fees and reimbursement of expenses, or who otherwise wishes to be heard concerning any matter before the Court, may appear at the Settlement Hearing in person or by counsel of his, her or its choice and expense, and present evidence or argument. Any Current CMS Shareholder who does not enter an appearance will be represented by the attorneys for Plaintiff listed below. Any Current CMS Shareholder who wishes to appear at the Settlement Hearing, however, will be heard if and only if, no later than seven days prior to the Settlement Hearing, i.e., by August 19, 2005, unless good cause is shown for an extension of this period, such person files with the Clerk of the Court: (a) a written notice of the person’s intent to appear, including (i) the person’s name, address and telephone number, (ii) evidence that the person is a Current CMS Shareholder, i.e., that he, she or it held the stock as of July 7, 2005, the date of the filing of the Stipulation, and (iii) a detailed statement of the basis for the person’s objections to or comments upon the proposed settlement, the request by Plaintiff’s Settlement Counsel for attorneys’ fees and reimbursement of expenses, or any other matter before the Court; (b) any supporting papers, including all documents and writings that the person desires the Court to consider; and (c) the names and identities of any witnesses that the person plans to call to testify in connection with the Settlement Hearing, with a description of the witnesses’ likely testimony. Additionally, any person wishing to object shall, no later than seven days prior to the Settlement Hearing, mail copies of all papers filed with the Clerk of the Court by first-class mail (or delivered by hand, facsimile or overnight mail) to the following counsel:

Eric Landau McDERMOTT WILL & EMERY LLP 18191 Von Karman Ave., Suite 400 Irvine, CA 92612 Tel.: (949) 851-0633 Fax: (949) 851-9348	Richard S. Schiffrin SCHIFFRIN & BARROWAY, LLP 280 King of Prussia Road Radnor, PA 19087 Tel.: (610) 667-7706 Fax: (610) 667-7056

Julio C. Mazzoli CMS ENERGY CORPORATION One Energy Plaza, EP11-401 Jackson, MI 49201 Tel.: (517) 768-7321 Fax: (517) 788-8011 Counsel for CMS Energy Corporation	Robert B. Weiser THE WEISER LAW FIRM, P.C. 121 North Wayne Avenue, Suite 100 Wayne, PA 19807 Tel.: (610) 225-2677 Fax: (610) 225-2678 Counsel for Plaintiff

7. In order to object to the proposed settlement, the notice of objection must demonstrate the objecting person’s standing as a Current CMS Shareholder as of July 7, 2005, the date of the filing of the Stipulation. Additionally, any Current CMS Shareholder must demonstrate that he, she or it holds CMS common stock as of the date of the Settlement Hearing. Any Current CMS Shareholder who fails to object to any aspect of the proposed settlement in the manner stated above shall be deemed to have waived his, her or its right to object, and shall forever be barred from raising such objection in this or any other action or proceeding.

8. Pending the Settlement Hearing, all proceedings in the Action are stayed other than proceedings necessary to carry out or enforce the terms and conditions of the Stipulation.

9. If the Effective Date does not occur, or if the Stipulation is not approved by the Court or the proposed settlement set forth in the Stipulation is terminated or fails to become effective in accordance with its terms, the Settling Parties shall be restored to their respective positions in the Action as of June 24, 2005. In such event, the terms and provisions of the Stipulation shall have no further force and effect with respect to the Settling Parties and shall not be used in the Action or in any other proceeding for any purpose, and any Judgment or order entered by the Court in accordance with the terms of the Stipulation shall be treated as vacated, nunc pro tunc.

10. All Current CMS Shareholders shall be bound by the applicable determination and orders, and the Judgment, whether favorable or unfavorable to any of them.

Dated: July 8, 2005	/s/ Edward J. Grant

Edward J. Grant, Circuit Judge